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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 7, 2003


                              UNIFIRST CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


      Massachusetts                     1-8504                   04-2103460
 ---------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


                68 Jonspin Road, Wilmington, Massachusetts 01887
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888

                                 --------------



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Item 7.  Financial Statements and Exhibits.


(c) Exhibits

     EXHIBIT NO.                               DESCRIPTION
     -----------                               -----------

     99.1                                      Press release dated July 7, 2003


Item 9.  Regulation FD Disclosure

This Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission ("SEC") to report information pursuant to Item 12 - Results of Operations and Financial Condition in accordance with the interim guidance provided by the SEC pursuant to SEC Release No. 33-8216.

On July 7, 2003, UniFirst Corporation issued a press release ("Press Release") announcing financial results for the third quarter and first nine months of fiscal 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNIFIRST CORPORATION



Date:  July 7, 2003                        By:    /s/ Ronald D. Croatti
                                                  ------------------------------
                                           Name:  Ronald D. Croatti
                                           Title: Chairman of the Board,
                                           Chief Executive Officer and President


                                           By:    /s/ John B. Bartlett
                                                  ------------------------------
                                           Name:  John B. Bartlett
                                           Title: Senior Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.       Description
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99.1              Press release dated July 7, 2003